UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☑   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CABLEVISION SYSTEMS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COMPANY #

CONTROL #

CABLEVISION SYSTEMS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 22, 2008

10:00 a.m. (Eastern Time)

1111 Stewart Avenue

Bethpage, NY 11714

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 22, 2008.

Notice is hereby given that the Annual Meeting of Stockholders of Cablevision Systems Corporation will be held at 1111 Stewart Avenue, Bethpage, NY on Thursday, May 22, 2008 at 10:00 a.m. (Eastern Time).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report on Form 10-K are available at www.ematerials.com/cvc

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 10, 2008 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote
FOR the following proposals:

1. Election of Directors

01 Zachary W. Carter	03 Thomas V. Reifenheiser	05 Vincent Tese
02 Charles D. Ferris	04 John R. Ryan	06 Leonard Tow

2. Proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2008

You may immediately

vote your proxy

on the Internet at:

www.eproxy.com/cvc

•        Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on May 21, 2008.

•        Please have this Notice with the 11-digit control number and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/cvc. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “CVC Materials Request” in the subject line. The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•

If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security or Tax ID number in the email.

Cablevision Systems Corporation

1111 Stewart Avenue

Bethpage, NY 11714

Directions to Cablevision’s corporate headquarters:

From the West: NYC and North Shore of Nassau County

Northern State Parkway East to Exit 36 South – South Oyster Bay Road. Continue on South Oyster Bay Road, pass Old Country Road and make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

Long Island Expressway East to Exit 43. Make right at light onto South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

From the East: Toward NYC from Suffolk County

Northern State Parkway West to Exit 36 South – South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

Long Island Expressway West to Exit 43 – South Oyster Bay Road. Make left at light onto South Oyster Bay Road. Continue straight passing Old Country Road then make left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.